Exhibit 99.2

MARINE | CONCRETE | ENGINEERING & CONSULTING Investor Presentation July 2026

2 DISCLAIMER This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; and our expected margin growth; our pipeline of opportunity; the expected benefits, results, growth and integration of our acquisition of J.E. McAmis; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

AT A GLANCE Orion is a leading specialty construction company focused on mission-critical projects on, over, and under the water KEY STATISTICS $852M 2025 Revenue $45M 2025 Adj. EBITDA $722M June 2026 Backlog ~2,000 Employees Marine Comprehensive engineering, construction, jetty & breakwater construction, dredging and specialty services SERVICES Concrete Construction services for commercial, structural, high-rise residential and industrial SAFETY RECORD AND RECOGNITIONS $900M - $950M 2026 Revenue Guidance $50M - $54M 2026 Adj. EBITDA Guidance World-class safety record 2025 Lost Time Incident Rate (LTIR): 0.13 vs. industry average of 2.3 Recognitions • #2 in Marine Ports (ENR) - 2025 • #15 in Concrete (ENR) - 2025 • NASA Causeway: 2025 ENR Best Project in the Southeast • CEO Travis Boone named EY Entrepreneur Of The Year® 2025 Finalist

4 ORION INVESTMENT APPEALS Mission critical specialty construction provider with sustainable competitive advantages 1 Poised to benefit from multiple powerful demand drivers and a robust, growing $27B pipeline 2 Clear, disciplined strategy built on strengthened foundation to drive increased value creation 3 Strong balance sheet that provides flexibility for strategic investment Experienced management team focused on strategy, execution and growth 4 5

High Barriers to Entry • Jones Act prohibits foreign competition in the U.S. marine market • Marine specialty equipment is unique and requires significant upfront investment to enter the market • Orion owns 1000+ pieces of specialty equipment with a replacement value of $600M • Legacy of high customer satisfaction on complex concrete projects • Long-standing, deep customer relationships Why We Win MISSION-CRITICAL SPECIALTY CONSTRUCTION PROVIDER WITH COMPETITIVE ADVANTAGES • Over 100 years of marine and civil engineering experience • Over 40 years of concrete construction expertise for a variety of industries • World-class safety record • Excellent reputation for delivering on time, on budget, with quality • Creative problem solver leveraging engineering group to deliver custom solutions • High-caliber leadership team and skilled workforce driving disciplined execution and growth

Opportunity Expansion • Ability to pursue larger, more complex projects • Expanded site civil earthwork capabilities • Deep relationships with strategic customers • J.E. McAmis add additional marine construction capabilities and West Coast presence Investor Value POSITIONED TO BENEFIT FROM DURABLE, LONG-TERM INFRASTRUCTURE INVESTMENT TRENDS Long-term demand. Proven capabilities. Sustainable growth. Industry Demand • Port and transportation infrastructure modernization • Defense readiness and national security • AI and cloud infrastructure investment • Supply chain resiliency and manufacturing reshoring • Coastal resilience & water infrastructure • Access to larger, more complex, high value projects • High barriers to entry support competitive positioning • Greater visibility through durable backlog • Opportunities for margin expansion • Sustainable shareholder value creation

7 MASSIVE U.S. NAVY OPPORTUNITY IN THE PACIFIC • U.S. Navy is procuring Multiple Award Construction Contracts for many billions in infrastructure projects throughout the Pacific • Scope includes new facilities, repair/renovation and upgrades to existing facilities, including wharves/piers, dredging, aprons, and more • Orion (with our partners) was selected on several MACC1 contracts, allowing ORN to compete on future task orders, limiting competition landscape Orion anticipates U.S. Navy funding for Pacific Deterrence and shipyard renovations to accelerate and continue for several years 1. MACC, or ‘Multiple Award Construction Contract’ is Indefinite-Delivery/Indefinite-Quantity (IDIQ) vehicle used by NAVFAC (Naval Facilities Engineering Systems Command) to award construction projects—such as waterfront work, piers, dredging support, facilities upgrades, utilities, etc.—to a pool of pre-qualified contractors.

• Strategic, accretive M&A Criteria: • Augment, add or enhance a capability • Strategic SMEs or equipment • Geographic expansion • Disciplined valuation • Earnings accretive • Capitalize on long-term demand across marine infrastructure and defense modernization and AI infrastructure • Win larger, higher-value projects with expanded capabilities and deep customer relationships 8 CLEAR, DISCIPLINED STRATEGY BUILT ON A STRENGTHENED FOUNDATION TO DRIVE GROWTH • Expand geographically and into adjacent market offerings • Leverage an investment-light approach to geographic expansion through strong client/partner relationships Organic Growth Expansion Geographic Expansion Disciplined Operational Foundation Strategic Acquisitions • Prioritize high-quality projects at healthy margins • Execute with predictable excellence • Recruit, develop, and retain highly-skilled talent • Leverage technology to drive scale and efficiency

Deploy capital to drive profitable organic growth Maintain leverage ratio <2.5x Capitalize on strategic opportunities Structure and execute to maximize long-term shareholder value 9 Dec 2030 Senior Credit Facility Maturity a) Net Leverage Ratio calculated as Total Debt less Cash, divided by TTM Adjusted EBITDA OPTIMIZING CAPITAL DEPLOYMENT FOR FUTURE GROWTH AND SHAREHOLDER VALUE Capital Deployment Priorities 1 2 3 4 2.3x Net Leverage as of June 30, 2026(a)

Heavy Civil | Jetty & Breakwater | Marine | Environmental • 50 years of experience delivering Federal heavy civil construction-- recognized as jetty construction experts and “go-to” provider in harsh environments • Extends and strengthens geographic footprint in Washington, Oregon, Canada, Florida, Alaska, and Hawaii • Augments Orion’s equipment fleet with strategic, high-value marine assets, including multiple Jones Act Vessels • High cultural and values alignment • Consideration paid of $60M, plus additional contingent consideration; expected to be accretive to adj. EBITDA and margin • Closed February 3, 2026 Acquisition of J.E. MCAMIS, Strengthening Marine Capabilities

11 EXPERIENCED MANAGEMENT TEAM FOCUSED ON GROWTH AND FINANCIAL PERFORMANCE Travis Boone, PE Chief Executive Officer • Transformational leader with significant leadership and management experience across the civil, utility / pipeline and commercial building engineering and construction industries • Prior to joining Orion, served as Regional Chief Executive of AECOM (NYSE:ACM) Travis Boone, PE Chief Executive Officer 30 Years of Experience • Multi-disciplinary finance leader across accounting, tax, FP&A, treasury, financial systems, investor relations, and government compliance. • Further experience in mergers, acquisitions and financial transactions • Former CAO of KBR, Inc. (NYSE:KBR) and previously held leadership positions within KBR finance organization Alison Vasquez Chief Financial Officer 25 Years of Experience • Experience spans global legal, compliance, risk management and oversight across multiple industries • Further experience in corporate and securities law, M&A, corporate governance, legal operations, compliance and contract management • Previous roles have included GC of Newpark Resources and Bristow Group and executive leadership at Transocean Chip Earle General Counsel 25 Years of Experience • Senior Vice President of Strategy & Growth since July 2023 • Experience spans project development, business development leadership, organizational efficiency and innovative & alternative delivery • Prior to joining Orion, held leadership positions at AECOM, most notably as VP of Business Development for ten years Alan Eckman Senior Vice President, Strategy & Growth 25 Years of Experience • SVP of Operations since 2019 • Prior experience in implementing cost savings strategies and project forecasting / controls improvements • Has held multiple construction, project management positions with companies including Kiewit and Zachry Construction Ardell Allred Executive Vice President, Concrete 30 Years of Experience • Most recently SVP at Texas Sterling Construction • Executive-level experience in restructuring, negotiation and resolution as well as division level management with profit and loss responsibilities • Previously held construction and project management positions at companies including Kiewit, Zachry Construction Scott Cromack Executive Vice President, Marine 30 Years of Experience

MISSION-CRITICAL MARINE INFRASTRUCTURE PLATFORM ALIGNED WITH LONG-TERM DEFENSE AND PORT INVESTMENT

Construction solutions spanning port expansion & maintenance, jetty & breakwater, bridge, causeway and marine infrastructure construction services to customers across diversified end markets in the U.S., Pacific Islands, Western Canada, and Caribbean


Construction

General construction, restoration, maintenance & repair of ports and docks, jetty & breakwater, marine pipelines, marine transportation facilities, bridges and environmental structures


Dredging

Removal of soil, sand and rock from waterways to enhance and preserve navigability


Specialty

Design, salvage, demolition, towing and diving as well as underwater inspection, excavation, repair and engineering

2025 Results

$545M	$80M	14.7%
2025 Revenue	2025 Adj. EBITDA	2025 Adj. EBITDA Margin



$460M U.S. Navy contract to build submarine dry dock at Pearl Harbor



$120M Grand Bahama Shipyard contract: building the first floating dry docks in Atlantic to lift the largest cruise ships in the world

ORION

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Data centers, office buildings and complexes, tilt wall warehouses, airport facilities, medical facilities, retail sites, cold storage, and education facilities High-rise buildings, complexes, and stadiums Commercial Structural Wastewater treatment, tank foundations, site work, and terminals and manufacturing sites Industrial Turnkey concrete construction services including place and finish, site work, layout, forming and rebar for clients across manufacturing, data center, institutional, industrial, commercial construction, and multi-family construction end markets with hubs in Texas, Florida, and Arizona 13 DIVERSIFIED CONCRETE CAPABILITIES ALIGNED WITH DATA CENTER, INDUSTRIAL AND COMMERCIAL GROWTH Data centers and campuses High Rise Buildings 50+ 2025 Results $307M $12M 3.9% 2025 Revenue 2025 Adj. EBITDA 2025 Adj. EBITDA Margin

FINANCIAL PERFORMANCE 14

$17 $23 $24 $42 2021 2022 2023 2024 2025 2026E Adjusted EBITDA $45 $52 15 HISTORICAL ANNUAL FINANCIAL SUMMARY ($ in millions) $601 $748 $712 $796 $852 $925 2021 2022 2023 2024 2025 2026E Revenue 2021 Guidance Midpoint Guidance Midpoint • 2026 Revenue guidance midpoint signals expected growth • 2026 Revenue guidance represents 54% growth since 2021 • 9% CAGR from 2021-2026 • 2026 Adjusted EBITDA guidance more than triples from 2021 • Adjusted EBITDA guidance represents 25% CAGR from 2021-2026

16 SECOND QUARTER 2026 RESULTS Q2 2026 Q2 2025 Revenue $222M $205M GAAP Net (Loss) Income per share ($0.10) $0.02 Adjusted EBITDA $8M $11M Adjusted EPS $0.02 $0.07 Adjusted EBITDA Margin 3.5% 5.3%

17 RECORD $27B OPPORTUNITY PIPELINE TO SUPPORT FUTURE GROWTH $6B $8B $13B $0-$50M $50M-$200M $200M+ Total Pipeline by Anticipated Opportunity Size 70% 30% Total Pipeline by Sector Public Private Total Pipeline by Segment Marine Concrete 12% 88% $5B $11B $11B 2H2026 FY2027 Beyond Total Pipeline by Anticipated Date

18 FISCAL YEAR 2026 GUIDANCE (AS OF JULY 28, 2026) FY2026 Guidance Annual Growth at Midpoint Revenue $900 to $950 9% Adjusted EBITDA $50 to $54 15% Adjusted EPS $0.23 to $0.30 6% Capex $25 to $35 __ Table in millions, except EPS and percentage changes

0 100 200 300 400 500 600 700 800 900 1000 New management joined Orion 19 RECENT EVOLUTION OF BACKLOG BACKLOG ($ in millions) RECENT WINS USVI Dredging Project USACE Sargent Beach Jetty and Beach Renourishment Project Bridge Replacement Terminal Wharf Expansion Contract in Texas

APPENDIX 20

21 VALUED PARTNER TO HIGHLY DIVERSIFIED CUSTOMER BASE ENERGY DATA CENTERS GOVERNMENT OTHER Long-tenured relationships with customers across federal, state & local government and private enterprise

NON-GAAP SUPPLEMENTAL INFORMATION 22 Orion Group Holdings, Inc. and Subsidiaries Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations (In Thousands, Except Margin Data) (Unaudited) Three Months Ended Six Months Ended June 30, June 30, 2026 2025 2026 2025 Net (loss) income $ (4,145) $ 841 $ 542 $ (573) Income tax expense (benefit) 474 (212) (6,378) (72) Interest expense, net 2,449 2,827 3,893 4,968 Depreciation and amortization 7,004 5,231 13,391 10,634 EBITDA(1) 5,782 8,687 11,448 14,957 Non-cash share-based compensation 2,006 1,519 3,393 2,642 ERP implementation 54 225 135 830 Severance — 547 — 577 Process improvement initiatives — — — 138 Acquisition and integration costs 21 — 1,634 — Adjusted EBITDA(2) $ 7,863 $ 10,978 $ 16,610 $ 19,144 Adjusted EBITDA margin(2) 3.5% 5.3% 3.8% 4.9% (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for non-cash share-based compensation, ERP implementation, severance, process improvement initiatives and acquisition and integration costs. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues.

23 Orion Group Holdings, Inc. and Subsidiaries Reconciliation of Adjusted Net (Loss) Income (In Thousands Except Per Share Information) (Unaudited) Three Months Ended Six Months Ended June 30, June 30, 2026 2025 2026 2025 Net (loss) income $ (4,145) $ 841 $ 542 $ (573) Adjusting items and the tax effects: Non-cash share-based compensation 2,006 1,519 3,393 2,642 Enterprise resource planning (“ERP”) implementation 54 225 135 830 Severance — 547 — 577 Process improvement initiatives — — — 138 Acquisition and integration costs 21 — 1,634 — Amortization of purchased intangibles 395 — 785 — Tax rate of 23% applied to adjusting items(1) (570) (527) (1,368) (963) Reversal of the impact of valuation allowances 3,208 76 (2,187) 290 Adjusted net income $ 969 $ 2,681 $ 2,934 $ 2,941 Adjusted EPS $ 0.02 $ 0.07 $ 0.07 $ 0.07 (1) Items are taxed discretely using the Company's blended tax rate. NON-GAAP SUPPLEMENTAL INFORMATION

24 (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for non-cash share-based compensation, ERP implementation, severance, process improvement initiatives and acquisition and integration costs. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues. Orion Group Holdings, Inc. and Subsidiaries Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations (In Thousands, Except Margin Data) (Unaudited) NON-GAAP SUPPLEMENTAL INFORMATION

25 (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for non-cash share-based compensation, ERP implementation, severance, process improvement initiatives and acquisition and integration costs. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues. Orion Group Holdings, Inc. and Subsidiaries Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations (In Thousands, Except Margin Data) (Unaudited) NON-GAAP SUPPLEMENTAL INFORMATION

NON-GAAP SUPPLEMENTAL INFORMATION

Orion Group Holdings, Inc. and Subsidiaries
Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations
(In Thousands, Except Margin Data)
(Unaudited)

	Year Ending December 31,				
	2021	2022	2023	2024	2025
Net (loss) income	$ (14,560)	$ (12,612)	$ (17,875)	$ (1,644)	$ 2,488
Income tax expense	502	429	330	348	419
Interest expense, net	4,940	4,352	11,556	13,174	8,223
Depreciation and amortization	25,430	24,057	23,878	22,765	22,262
EBITDA[(1)]	16,312	16,226	17,889	34,643	33,392
Non-cash share-based compensation	2,401	2,754	2,042	4,009	5,450
Net gain on Port Lavaca South Yard property sale	—	—	(5,202)	—	—
ERP implementation	4,925	1,867	1,378	2,129	1,367
Professional fees related to management transition	—	1,118	—	—	—
Severance	96	948	809	104	620
Intangible asset impairment loss	—	—	6,890	—	—
Process improvement initiatives	—	—	—	982	138
Acquisition and integration	—	—	—	—	494
Loss on extinguishment of debt	—	—	—	—	3,777
Net gain on Tampa property sale	(6,435)	—	—	—	—
Adjusted EBITDA[(2)]	$ 17,299	$ 22,913	$ 23,806	$ 41,867	$ 45,238
Adjusted EBITDA margin[(2)]	2.9 %	3.1 %	5.3 %	5.3 %	5.3 %

(1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization.
(2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for non-cash share-based compensation, net gain on Port Lavaca South Yard property sale, ERP implementation, professional fees related to management transition, severance, intangible impairment loss, process improvement initiatives, acquisition and integration, loss on extinguishment of debt and net gain on Tampa property sale. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues.

ORION

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27 NON-GAAP SUPPLEMENTAL INFORMATION

28 Orion Group Holdings, Inc. and Subsidiaries Guidance – Adjusted EPS Reconciliation (In Thousands except per share information) (Unaudited) Year Ending December 31, 2026 Low Estimate High Estimate Net income $ 6,600 $ 10,600 Adjusting items and the tax effects: Non-cash share-based compensation 7,300 7,300 ERP implementation 1,100 1,100 Acquisition and integration costs 1,600 1,600 Amortization of purchased intangibles 2,000 2,000 Tax rate of 23% applied to adjusting items(1) (2,800) (2,800) Reversal of the impact of valuation allowances (6,700) (7,600) Adjusted net income(2) $ 9,100 $ 12,200 Adjusted EPS(2) $ 0.23 $ 0.30 (1) Items are taxed discretely using the Company's blended tax rate. (2) Adjusted net income and Adjusted EPS are non-GAAP measures that represent net income adjusted for share-based compensation, ERP implementation, acquisition and integration costs and amortization of purchased intangibles. NON-GAAP SUPPLEMENTAL INFORMATION